SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2000





                                  PROBEX CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                      001-15567                 33-0294243
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)




13355 Noel Road, Suite 1200, Dallas, Texas                         75240
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (972) 788-4772.

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On September 29, 2000, Probex Corp., a Delaware corporation (the "Registrant"), acquired, through its wholly-owned subsidiary, Probex Fluids Recovery, Inc., a Delaware corporation ("PFR"), substantially all of the assets of Specialty Environmental Services ("SES" and the "SES Assets"), a division of Pennzoil-Quaker State Company ("Seller"). The acquired assets consist of those assets used in the business of collecting, purchasing, selling, delivering and marketing used petroleum products. The aggregate purchase price of the SES Assets was $5,500,000.00, which was paid pursuant to a promissory note in the amount of the purchase price. The note has a term of sixty (60) days and bears interest at an annual rate of thirteen percent (13%) for the first thirty (30) day period, and an annual rate of eighteen percent (18%) for the remainder of the term. In connection with purchase of the SES Assets, the Registrant and PFR entered into sixteen (16) Services Agreements, six (6) of which are filed as exhibits to this Form 8-K, pursuant to which Seller has agreed to provide ongoing services with respect to the SES Assets located on properties retained by Seller. The remaining ten (10) Service Agreements are short-term, ranging from three (3) to six (6) months, and require PFR to remove and relocate the SES Assets from those ten (10) locations by not later than the expiration of those Service Agreements. Additionally, PFR and the Registrant entered into a Corporate Services Agreement pursuant to which Seller has agreed to provide short-term transition services for the SES Assets. Further, PFR entered into a Used Product Collection Agreement with Seller, pursuant to which Seller will, in exchange for PFR making its various services available to Seller's customers, promote PFR's services to certain customers of Seller.

         SES is engaged in the business of, among other things, the collection of waste oil and related waste products, and the sale of certain related services and equipment, and operates in the States of Alabama, Arkansas, Florida, Georgia, Louisiana, Maryland, Mississippi, North Carolina, Tennessee and Texas. For marketing purposes, SES will continue to operate under its trade name pending the completion of construction of the Registrant's initial plant facility in Wellsville, Ohio.

ITEM 5.           OTHER EVENTS

         At a Special Meeting of the Stockholders of Probex Corp. a Colorado corporation ("Probex Colorado"), held on August 31, 2000, the stockholders, among other things, approved a proposal to effect a change in the state of incorporation of Probex Colorado from Colorado to Delaware (the "Reincorporation") pursuant an Agreement and Plan of Merger dated August 30, 2000, by which Probex Colorado would merge with and into its wholly-owned subsidiary, Probex Corp., a Delaware corporation ("Probex Delaware"). Immediately after the Special Meeting of Stockholders, Probex Colorado and Probex Delaware effected the Reincorporation by filing Articles of Merger and a Certificate of Merger with the Secretaries of State of Colorado and Delaware, respectively. The Reincorporation changed the legal domicile of Probex Colorado from Colorado to Delaware, but did not result in a change in the principal offices, business, management, assets or liabilities of Probex Colorado. By operation of law, Probex Delaware succeeded to all the assets and assumed all of the liabilities of Probex Colorado.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of the Businesses Acquired. The audited financial statements of SES required by this Item 7(a) are not yet available. The Registrant expects that the

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audited financial  statements of SES will be completed and filed by amendment to this Form 8-K Current Report within 60 days after the date of this Form 8-K Current Report.

                  (b) Pro Forma Financial Information. The pro forma financial statements of the Registrant required by this Item 7(b) are not yet available. The Registrant expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report not later than 60 days after the date of this Form 8-K Current Report.

                  (c)      Exhibits.
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         Exhibit No.                Description
         -----------                -----------
         10.22 Asset Purchase Agreement dated as of September 6, 2000, by and between the Registrant and Pennzoil-Quaker State Company.

         10.22.1 First Amendment to the Asset Purchase Agreement dated as of September 29, 2000, by and among the Registrant, Probex Fluids Recovery, Inc., a Delaware corporation and the wholly-owned subsidiary of the Registrant, and Pennzoil- Quaker State Company.

         10.23 Promissory Note dated as of September 29, 2000, in the aggregate principal amount of $5,500,000.00, made by the Registrant in favor of Pennzoil-Quaker State Company.

         10.24 Pledge Agreement made by the Registrant in favor of Pennzoil-Quaker State Company, dated as of September 29, 2000, pursuant to which the Registrant pledges all of outstanding shares of Probex Fluids Recovery, Inc. to Pennzoil- Quaker State Company as security for the Promissory Note of even date.

         10.25 Security Agreement executed by Probex Fluids Recovery, Inc., dated as of September 29, 2000, which secures all of the all of the assets of Probex Fluids Recovery, Inc., under the Promissory Note of even date.

         10.26             Used  Product  Collection   Agreement,  dated  as  of
                           September 29, 2000, by and between Probex Fluids Recovery, Inc. and Pennzoil-Quaker State Company.

         10.27 Services Agreement, dated as of September 29, 2000, by and among the Registrant, Probex Fluids Recovery, Inc. and Pennzoil-Quaker State Company for the operations at Tampa, Florida.

         10.28 Services Agreement, dated as of September 29, 2000, by and among the Registrant, Probex Fluids Recovery, Inc. and Pennzoil-Quaker State Company for the operations at Atlanta, Georgia.


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         10.29             Services Agreement, dated  as of  September 29, 2000,
                           by and among the Registrant,  Probex Fluids Recovery,
                           Inc.  and   Pennzoil-Quaker  State  Company  for  the
                           operations at Baton Rouge, Louisiana.

         10.30 Services Agreement, dated as of September 29, 2000, by and among the Registrant, Probex Fluids Recovery, Inc. and Pennzoil-Quaker State Company for the operations at Shreveport, Louisiana.

         10.31 Services Agreement, dated as of September 29, 2000, by and among the Registrant, Probex Fluids Recovery, Inc. and Pennzoil-Quaker State Company for the operations at Houston, Texas.

         10.32 Services Agreement, dated as of September 29, 2000, by and among the Registrant, Probex Fluids Recovery, Inc. and Pennzoil-Quaker State Company for the operations at San Antonio, Texas.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 16, 2000.


                                                    PROBEX CORP.



                                                    By:  /s/ Bruce A. Hall
                                                         -----------------------
                                                         Bruce A. Hall
                                                         Chief Financial Officer



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